Exhibit 10.11

Control # 9TFL-00512                                                           U. S. Small Business Administration
Secured Economic Injury Disaster Loan

LOAN AUTHORIZATION AND AGREEMENT

Date: December 19. 2001

On the above date, this Administration (SBA) authorized (under Section 7(b) of the Small Business Act, as amended) a Loan (Loan Number EIDL 51147840-07) to Crystal Magic. Inc. (Borrower) of 2120 Hidden Pine Lane, Apopka. Florida 32712 in the amount of Two Hundred Fifty-Three Thousand Four Hundred and no/100 ($253,400.00) Dollars upon the following conditions:

1.           PAYMENT TERMS

A.
Interest will accrue at the rate of 4.000% per annum; installment payments, including principal and interest, of One Thousand Two Hundred Thirty-Four and no/100 ($1,234.00) Dollars monthly, will begin Five (5) months from the date of the promissory Note. The balance of principal and interest will be payable Thirty (30) Years from the date of die promissory Note.

B.	Each payment will be applied first to interest accrued to the dare of receipt of each payment, and the balance if any, will be applied to principal.

C.	Each payment will be made when due even if at that time the mil amount of the Loan has not yet been advanced or the authorized amount of the Loan has been reduced.

D.	Interest will accrue only on funds actually advanced from the date(s) of each advance.

2.           COLLATERAL

Borrower will provide the following collateral:

A.
Security Interest in machinery and equipment, excluding automotive, now owned, hereafter acquired, or purchased in whole or in part from the proceeds of this Loan, and/or the proceeds of any disposition thereof.

3.           GUARANTEE

Borrower will provide the following guarantee(s):

A.	Guarantor will provide a guarantee on SBA Form 2128 of Steven M. Rhodes of 2120 Hidden Pine Lane. Apopka, Florida 32712, secured by the following collateral:

(1)	Deed of Trust/Mortgage on real estate located at 2120 Hidden Pine Lane Apopka. Florida 32712. Said Deed of Trust/Mortgage to be subject only to the following:

(a)	Trust Deed/Mortgage held by Bank of America, Post Office Box I7018. Baltimore. Maryland 21297 with a current approximate balance of $105.000-00.

B.
Guarantor will provide a guarantee on SBA Form 2129 of Vicki L. Rhodes of 2120 Hidden Pine Lane, Apopka, Florida 32712, limited to the Guarantor’s interest in, and secured by, the following collateral:

(1)	Deed of Trust/Mortgage on real estate located at 2120 Hidden Pine Lane. Apopka. Florida 32712. Said Deed of Trust/Mortgage to be subject only to the following;

(a)	Trust Deed/Mortgage held by Bank of America, Post Office Box 17018 Baltimore. Maryland 21297 with a current approximate balance of $105,000.00.

SBA Form 1391 (5.00)                                                      9TFL-00512                                Page 1

4.           REQUIREMENTS RELATIVE TO COLLATERAL

A.
Borrower will submit to SBA evidence of SBA’s recorded lien position and of payment of appropriate fees prior to the disbursement of Loan funds in excess of $5,000.00. Such evidence will be in a form satisfactory to SBA Counsel and will be at Borrower’s expense.

B.	Borrower will not sell or transfer any collateral (except normal inventory turnover in the ordinary course of business) described in paragraph 2 hereof without the prior written consent of SBA.

C.	Borrower will neither seek nor accept future advances under any superior liens on the collateral securing this Loan without prior written consent of SBA.

5.           USE OF LOAN PROCEEPS

Borrower will use the proceeds of this Loan solely to alleviate economic injury caused by Disaster occurring in the month of September. 2001. Borrower will apply all Loan proceeds to the following specific uses:

A.           Approximately $253,400.00 for working capital.

6.           REQUIREMENTS FOR USE OF LOAN PROCEEDS AND RECEIPTS

A.
Borrower will obtain and itemize receipts (paid receipts, paid invoices or cancelled checks) and contracts for all Loan funds spent and retain these receipts for 3 years from the date of the final disbursement. Prior to each subsequent disbursement (if any) and whenever requested by SBA, Borrower will submit to SBA such itemization together with copies of the receipts.

B.	Borrower will make the damaged, repaired or replacement property(ies) available to SBA for inspection and verification of the use of Loan proceeds when so requested.

C.
Borrower will return to SBA, as soon as possible but not later than 1 year from the date of final disbursement, all funds received but not used for disaster repairs as authorized by the above paragraph. Funds so returned will be used to reduce the outstanding balance of this Loan and will not be applied in lieu of scheduled payments.

D.
Borrower will not use any proceeds of this Loan to pay wages or any other compensation for repair work performed by Borrower or members of Borrower’s immediate family, or to pay overhead or profit for repairs performed by, or materials acquired from, a business in which Borrower owns a 50% or greater interest.

E.
Borrower will not use, directly or indirectly, any portion of the proceeds of this Loan to relocate without the prior written permission of SBA. The law prohibits the use of any portion of the proceeds of this Loan for voluntary relocation from the business area in which the disaster occurred. To request SBA’s prior written permission to relocate, Borrower will present to SBA the reasons therefore and a description or address of the relocation site. Determinations of (1) whether a relocation is voluntary or otherwise, and (2) whether any site other than the disaster-affected location is within the business area in which the disaster occurred, will be made solely by SBA.

F.	Borrower will, to the extent feasible, purchase only American-made equipment and products with the proceeds of this Loan.

7.           DEADLINE FOR RETURN OF LOAN CLOSING DOCUMENTS

Loan closing documents must be signed and returned to SBA within 2 months from the date of this Loan Authorization and Agreement. SBA will cancel this Loan if Borrower fails to meet this deadline. If causes beyond the control of the Borrower result in delay which prevents meeting the deadline, Borrower may submit a written explanation of the delay and request for an extension of this deadline. The deadline may be extended only by SBA in writing.

SBA Form 1391 (5.00)                                                      9TFL-00512                                Page 2

8.	AGREEMENT TO REMIT AND ASSIGNMENT OF COMPENSATION FROM OTHER SOURCES

A.
Eligibility for this disaster Loan is limited to disaster losses that are not compensated by other sources. Other sources include but are not limited to: (l) proceeds of policies of insurance or other indemnifications, (2) grants or other reimbursement (including loans) from government agencies or private organizations, (3) claims for civil liability against other individuals, organizations or governmental entities, and (4) salvage (including any sale or re-use) of items of damaged property.

B.
Borrower will promptly notify SBA of the existence and status of any claim or application for such other compensation, and of the receipt of any such compensation, and Borrower will promptly submit the proceeds of same (not exceeding the outstanding balance of this Loan) to SBA.

C.	Borrower hereby assigns to SBA the proceeds of any such compensation from other sources and authorizes the payor of same to deliver said proceeds to SBA at such time and place as SBA shall designate.

D.
SBA will in its sole discretion determine whether any such compensation from other sources is a duplication of benefits. SBA will use the proceeds of any such duplication to reduce the outstanding balance of this Loan, and Borrower agrees that such proceeds will not be applied in lieu of scheduled payments.

9.           DUTY TO MAINTAIN INSURANCE

A.
Prior to disbursement of Loan funds in excess of $5,000.00, Borrower will purchase hazard insurance, including fire, lightning, and extended coverage equal to 80% of the insurable value of the collateral or the minimum coinsurance requirement set forth in the insurance policy provided by Borrower, whichever is greater, or such other amounts and types of coverage as SBA may require. Borrower will provide proof of such hazard insurance coverage to SBA together with an endorsement naming SBA as mortgagee or loss payee, and Borrower will maintain such coverage throughout the entire term of this Loan.

10.           BOOKS AND RECORDS

A.
Borrower will maintain current and proper books of account in a manner satisfactory to SBA for the most recent 5 years until 3 years after the date of maturity, including extensions, or the date this Loan is paid in full, whichever occurs first. Such books will include Borrower’s financial and operating statements, insurance policies, tax returns and related filings, records of earnings distributed and dividends paid and records of compensation to officers, directors, holders of 10% or more of Borrower’s capital stock, members, partners and proprietors.

B.
Borrower authorizes SBA to make or cause to be made, at Borrower’s expense and in such a manner and at such times as SBA may require: (1) inspections and audits of any books, records and paper in the custody or control of Borrower or others relating to Borrower’s financial or business conditions, including the making of copies thereof and extracts therefrom, and (2) inspections and appraisals of any of Borrower’s assets.

C.	Borrower will furnish to SBA, not later than 3 months following the expiration of Borrower’s fiscal year and in such form as SBA may require, Borrower’’ financial operating statements.

D.	Upon written request of SBA, Borrower will accompany such statements with an “Accountant’s Review Report” prepared by an independent public accountant at Borrower’s expense.

E.
Borrower authorizes all Federal. State and municipal authorities to furnish reports of examination, records and other information relating to the conditions and affairs of Borrower and any desired information from such reports, returns, file?, and records of such authorities upon request of SBA.

SBA Form 1391 (5.00)                                                      9TFL-00512                                Page 3

11.           DISTRIBUTIONS AND COMPENSATION

A.
Borrower will not, without the prior written consent of SBA, declare or pay any dividend or make any distribution upon its capital stock, or purchase or retire any of its capital stock, or consolidate, or merge with any other company, or give any preferential treatment, make any advance, directly or indirectly, by way of Loan, gift, bonus, or otherwise, to any company directly or indirectly controlling or affiliated with or controlled by Borrower, or any other company, or to any officer, director or employee of Borrower, or of any such company.

12.           CONDITIONS RELATIVE TO LEASED PREMISES

A.
Prior to disbursement of Loan funds in excess of $5,000.00, Borrower will obtain and submit in a form satisfactory to SBA a landlord’s waiver covering the Borrower’s leased premises. Said waiver must allow SBA free access to such leased premises in case of default or forclosure in order to remove those items covered in the Security Interest(s) referred to in Paragraph 2 hereof.

13.           OTHER CONDITIONS

A.
If Borrower has or intends to have employees. Borrower will pose SBA Form 722. “Equal Opportunity Poster”, in Borrower’s place of business where it will be clearly visible to employees, applicants for employment, and the general public.

B.	Prior to disbursement of any Loan funds. Borrower will execute and submit Board of Directors[1] Resolution on SBA Form 160.

C.
Prior to disbursement of any Loan proceeds. Borrower will complete the Certification Concerning Lobbying and the Disclosure of Lobbying Activities (if appropriate), and submit the required document(s) to SBA (for Loans in excess of $150,000).

14.           BORROWER’S CERTIFICATIONS

Borrower certifies that;

A.
There has been no substantial adverse change in Borrower’s financial condition (and organization, in case of a business borrower) since the date of the application for this Loan. (Adverse changes include, but are not limited to: judgment liens, tax liens, mechanic’s liens, bankruptcy, financial reverses, arrest or conviction of felony, etc.)

B.
No fees have been paid, directly or indirectly, to any representative (attorney, accountant, ere.) for services provided or to be provided in connection with applying for or closing this Loan other than those reported on SBA Form 5, “Business Disaster Loan Application”; or SBA Form 159, “Compensation Agreement.” All fees not approved by SBA are prohibited.

C.	All representations in the Borrower’s Loan application (including all supplementary submissions) are true, correct and complete and are offered to induce SBA to make this Loan.

D.
No claim or application for any other compensation for disaster losses has been submitted to or requested of any source, and no such other compensation has been received, other than that which Borrower has fully disclosed to SBA.

E.
Neither the Borrower nor, if the Borrower is a business, any principal who owns at least 50% of the Borrower, is delinquent more than 60 days under the terms of any: (a) administrative order; (b) court order; or (c) repayment agreement that requires payment of child support.

F.
The Borrower(s) arc the owner(s) of and hold legal title to certain real estate property fully described in Section 2--Collateral. Said premises are in my/our possession, and my/our title thereto has never been disputed or questioned as to any part thereof. Said premises are free of all mortgages, taxes, assessments, liens, encumbrances, and claims, or interest of any other parry, except as listed in Section 2 of this document. There are no actions pending affecting said real property,

SBA Form 1391 (5.00)                                                      9TFL-00512                                Page 4

15.           CIVIL AND CRIMINAL PENALTIES

A.
Criminal Penalties: Any person who knowingly makes a false statement or misrepresentation to SBA shall be subject to a fine of not more than $10,000,00 or to imprisonment for not more than 5 years, or both, under provisions of 18 U’.S.C. 1001 and/or 15 U.S.C. 645.

B.
Civil Penalties: Public Law 92-385 provides that for all disaster Loans made after August 16, 1972, anyone who wrongfully misapplies the proceeds of a disaster Loan shall be civilly liable to the Administrator in an amount equal to one and one-half times the original principal amount of the Loan.

16.           RESULT OF VIOLATION OF THIS LOAN AUTHORIZATION AND AGREEMENT

A.
If Borrower violates any of the terms or conditions of this Loan Authorization and Agreement, the Loan will be in default and SBA may declare all or any part of the indebtedness immediately due and payable. SBA’s failure to exercise its rights under this paragraph will not constitute a waiver.

B.	A default (or any violation of any of the terms and conditions) of any SBA Loan(s) to Borrower and/or its affiliates will be considered a default of all such Loan(s).

17.           DISBURSEMENT OF THE LOAN

A.	Disbursements will be made by and at the discretion of SBA Counsel, in accordance with this Loan Authorization and Agreement and the general requirements of SBA,

B.	Disbursements may be made in increments as needed.

C.	Other conditions may be imposed by SBA pursuant to general requirements of SBA.

D.
Disbursement may be withheld if, in SBA’s sole discretion, there has been an adverse change in Borrower’s financial condition or in any other material fact represented in the Loan application or if Borrower fails to meet any of the terms or conditions of this Loan Authorization and Agreement.

E.	NO DISBURSEMENT WILL BE MADE LATER THAN 6 MONTHS FROM THE DATE OF THIS LOAN AUTHORIZATION AND AGREEMENT.

18.           PARTIES AFFECTED

A.	This Loan Authorization and Agreement will be binding upon Borrower and Borrower’s successors and assigns and will inure to the benefit of SBA and its successors and assigns.

SBA Form 1391 (5.00)                                                      9TFL-00512                                Page 5

19.           DATE

A.	This Loan Authorization and Agreement is approved and issued on December 19. 2001.

Hector V. Barreto

Administrator

Brent Dowdle
Supervisory Loan Officer
U.S. Small Business Administration

The undersigned agree(s) to be bound by the terms and conditions herein during the term of this Loan, and further agree(s) that no provision stated herein will be waived without prior written consent of SBA.

Crystal Magic, Inc.

By: /s/ Steven M. Rhodes

Steven M. Rhodes, President                                                              Date: 12/19/01

By: /s/ Steven M. Rhodes

Steven M. Rhodes, President                                                              Date: 12/19/01

Note:                      Corporate Borrowers must execute Loan Authorization and Agreement in corporate name by a duly authorized officer, and seal must be affixed and duly attested; partnership Borrowers must execute in firm name, together with signature of a general partner. Limited liability entities must execute in the entity name by the signature of the authorized managing person.

SBA Form 1391 (5.00)                                                      9TFL-00512                                Page 6